Effective Date: June 17, 2021

Cedars-Sinai Medical Center
8700 Beverly Boulevard,
Los Angeles, California 90048-1865
Attention: Vice President, Intellectual Property

Re: <u>Exclusive License Agreement dated October 1, 2017 – Amendment</u>

Dear Cedars-Sinai Medical Center:

Reference is made to that certain Exclusive License Agreement regarding the technology titled "Methods of use of compounds that bind to RelA of NFkB" dated October 1, 2017 (as amended from time to time, the "**License Agreement**"), by and between CEDARS-SINAI MEDICAL CENTER, a California nonprofit public benefit corporation ("**CSMC**"), and Kairos Pharma, Ltd, a California corporation ("**Licensee**").

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties in this letter amendment agreement (this "**Letter Amendment**") hereby agree to, and acknowledge, the following:

1. Each milestone due date listed on **<u>Schedule B</u>** of the License Agreement is hereby extended by twenty-four (24) months from the original deadline listed in the License Agreement.

2. Except as expressly provided in this Letter Amendment, all of the terms and provisions of the License Agreement remain unchanged. On and after the Effective Date stated at the top of this Letter Amendment, each reference in the License Agreement to "this Agreement," "the Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the License Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the License Agreement, will mean and be a reference to the License Agreement as amended by this Letter Amendment.

Please acknowledge your agreement to, and acceptance of, the foregoing by signing this Letter Amendment below. Please return a signed copy to the undersigned, it being agreed that this Letter Amendment may be executed in counterparts and signatures received by electronic transmission shall have the same effect as original signatures.

Sincerely,

John S. Yu, M.D.
Chief Executive Officer of Kairos Pharma, Ltd.
2355 Westwood Blvd. #139,
Los Angeles, CA 90064

(*CSMC signature page follows*)

ACKNOWLEDGED AND AGREED TO ON JUNE 17, 2021 BY:

CEDARS-SINAI MEDICAL CENTER

By: ______________________
James D. Laur, JD
Vice President, Intellectual Property

By: ______________________
Edward M. Prunchunas
Executive Vice President, Finance & Treasurer